                                                                   EXHIBIT 99.10

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of April 8, 1999, among the investors listed on Schedule I hereto (collectively, the "Investor") and Four Media Company, a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          WHEREAS, the Investor has, pursuant to the terms of three separate Stock Purchase Agreements, each dated as of January 18, 1999, by and between (i) the Company and the Investor, (ii) Technical Services Partners, L.P. ("TSP") and the Investor and (iii) certain of the Company's current stockholders and the Investor (collectively, the "Purchase Agreements"), agreed to purchase a total of 10,200,000 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") and a Warrant to purchase an additional 1,100,000 shares of Common Stock (the "Warrant Shares"); and

          WHEREAS, the Investor has, pursuant to the terms of a Voting and Option Agreement, dated as of January 18, 1999, by and among the Investor, TSP and the Company (the "Option Agreement"), been granted an irrevocable option to purchase 1,432,875 shares of Common Stock (the "Option Shares"); and

          WHEREAS, the Company has agreed, as a condition precedent to the Investor's obligations under the Purchase Agreements, to grant the Investor certain registration rights with respect to the Shares, the Warrant Shares and the Option Shares; and

          WHEREAS, the Company and the Investor desire to define the registration rights of the Investor with respect to the Shares, the Warrant Shares and the Option Shares on the terms and subject to the conditions herein set forth.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

          1.  DEFINITIONS
              -----------

          As used in this Agreement, the following terms have the respective meanings set forth below:

          Commission: shall mean the Securities and Exchange Commission or any
          -----------
other federal agency at the time administering the Securities Act;

          Exchange Act: shall mean the Securities Exchange Act of 1934, as
          ------------
amended;

          Flemings Registration Rights Agreement: shall mean the Registration
          --------------------------------------
Rights Agreement, dated the date hereof, between the Company and Flemings (as defined in the Purchase Agreements);

          Flemings Shares: shall mean the shares of Common Stock defined as
          ---------------
Registrable Securities in the Flemings Registration Rights Agreement, held at any time by Flemings;

          Holder:  shall mean any holder of Registrable Securities;
          ------

          Initiating Holder:  shall mean any Holder or Holders who in the
          -----------------
aggregate are Holders of more than 50% of the then outstanding Registrable Securities;

          Person:  shall mean an individual, partnership, limited liability
          ------
company, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

          register, registered and registration: shall mean a registration
          --------  ----------     ------------
effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          Registrable Securities:  shall mean (A) the Shares, the Warrant Shares
          ----------------------
and the Option Shares, (B) any additional shares of Common Stock acquired by the Investor and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referred to in clause (A); provided, however, that the Common Stock referred to in clauses (A) and (B) shall no longer be deemed Registrable Securities upon the earliest of: (i) such time as a registration statement with respect to such shares of Common Stock shall have been declared effective by the Commission and all of the Registrable Securities registered thereunder shall have been disposed of by the Holders in accordance with the plan of distribution described in the prospectus forming a part of such effective registration statement, (ii) the sale of all shares of Registrable Securities by the Holders pursuant to Rule 144 under the Securities Act and (iii) the transfer of all shares of Registrable Securities by the Holders to a transferee or transferees who are not otherwise entitled to registration rights with respect to such securities.

          Registration Expenses: shall mean all expenses incurred by the Company
          ----------------------
in compliance with Sections 2(a) and (b) hereof, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and

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disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

          Security, Securities:  shall have the meaning set forth in Section
          --------------------
2(1) of the Securities Act;

          Securities Act: shall mean the Securities Act of 1933, as amended; and
          ---------------

          Selling Expenses:  shall mean all underwriting discounts and selling
          ----------------
commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000 and all stock transfer taxes related to the Registrable Securities.

          Walston Shares: shall mean (A) the 1,432,875 shares of Common Stock
          --------------
beneficially owned by Robert T. Walston pursuant to an agreement with Technical Services Partners, L.P. and (B) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referred to in clause (A); provided, however, that the Common Stock referred to in clauses (A) and (B) shall no longer be deemed Registrable Securities upon the earliest of: (i) such time as a registration statement with respect to such shares of Common Stock shall have been declared effective by the Commission and all of the Registrable Securities registered thereunder shall have been disposed of by the holder thereof in accordance with the plan of distribution described in the prospectus forming a part of such effective registration statement, (ii) the sale of all shares of Registrable Securities by the holder thereof pursuant to Rule 144 under the Securities Act and (iii) the transfer of all shares of Registrable Securities by the holder thereof to a transferee or transferees who are not otherwise entitled to registration rights with respect to such securities.


          2.  REGISTRATION RIGHTS
              -------------------

              (a)  Requested Registration.
                   ----------------------

              (i)  Request for Registration. If the Company shall receive from
                   ------------------------
     an Initiating Holder, at any time, a written request that the Company effect a registration under the Securities Act with respect to all or a part of the Registrable Securities, the Company will:

                   (A) promptly give written notice of the proposed registration, qualification or compliance to all other Holders and the Other Stockholders (as hereinafter defined) in the event of an underwritten offering, such notice to provide, in the case of an underwritten offering, an opportunity for the holders of Flemings Shares to jointly exercise their request for registration rights with the Initiating Holder pursuant to Section 2(a)(i) of the Flemings Registration Rights Agreement; and

                   (B) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as is reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given under
          Section 2(a)(i)(A) above; provided that the Company shall not be
                                    --------
          obligated to effect, or take any action to effect, any such registration pursuant to this Section 2(a):

                   (x) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                   (y) After the Company has effected three (3) such registrations (or, if the Purchase Agreements have been terminated for any reason but the Investor has elected to exercise its option to purchase the Option Shares pursuant to the Option Agreement, after the Company has effected two (2) such registrations) pursuant to this Section 2(a) and such registrations have been declared or ordered effective and have remained effective for a period ending on the earlier of (i) one hundred twenty (120) days after the date of such effectiveness and (2) the date on which the sales of such Registrable Securities shall have closed; provided, however, that in the event that sales of the securities consistent with the plan of distribution described in the prospectus forming a part of such effective registration statement are not been permitted by the Commission, or such sales would not be in accordance with the applicable rules and regulations of the Commission (as evidenced by written advice of counsel), at any time during such 120-day period, such 120-day period will be extended by such number of days during which such sales were not permitted or not in accordance with such applicable rules and regulations; or

                   (z) If the Registrable Securities requested by all Holders to be registered pursuant to such request have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of less than $15,000,000.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2(a)(ii) below, include other securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, including without limitation the Walston Shares ("Other Stockholders").

          The registration rights set forth in this Section 2 may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Agreement).

          The Initiating Holders may, at any time prior to the effective date of the registration statement relating to any registration effected pursuant to
Section 2(a) of this Agreement, revoke such demand for registration by providing written notice to the Company, in which event the Initiating Holders shall elect either (i) that such request is deemed to be a request for registration under this Section 2(a)(i) or (ii) that such request shall be deemed not to be a request under this Section 2(a)(i) and, in the case of (ii) above, the Initiating Holders, and not the Company, shall be responsible for any expenses incurred by the Company in connection with such withdrawn registration statement.

                 (ii)   Underwriting. If the Initiating Holders intend to
                        ------------
distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a)(i)(A). If Other Stockholders request inclusion in such underwritten offering, the Holders shall offer to include the securities of such Other Stockholders in the underwriting on the same terms and conditions as the Registrable Securities of the Holders (subject to the limitations on sale set forth herein) and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by the Initiating Holder and each Other Stockholder shall be excluded from such registration as follows: first, securities held by each Other Stockholder (other than Flemings Shares and shares subject to registration (the "Encore Shares") under that Registration Rights
                              -------------
Agreement dated as of September 15, 1998 (the "Other Registration Rights
                                               -------------------------
Agreement") between the Investors (as defined in the Other Registration Rights
---------
Agreement) and the Company) to the minimum extent so required (which may be up to 100% of such securities) by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by such Other Stockholders); and, second, to the extent that the Company is advised that additional shares must also be excluded from such registration, securities held by the holders of Flemings Shares and Encore Shares shall be excluded from such registration to the minimum extent so required (which may be up to 100% of such securities) by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by the holders of the Flemings Shares and the holders of the Encore Shares), provided that if the holders of
                                              --------
Flemings Shares have elected to join in such request for registration by notice to the Company and the Initiating Holders within ten (10) days of the notice referred to in Section 2(a)(i) hereof, then the foregoing limitation shall be inapplicable and, instead, securities held by the holders of Flemings Shares, the Initiating Holders, the holders of the Encore Shares and each Other Stockholder shall be excluded from such registration as follows: first, securities held by Other Stockholders and the Encore Shares shall be excluded from such registration, to the minimum extent so required by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by the holders of the Encore Shares and all Other Stockholders); and second, securities held by the holders of the Flemings Shares and the Initiating Holders shall be excluded from such registration to the minimum extent so required by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by the Initiating Holders and the holders of the Flemings Shares). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                 (iii)  Right to Defer; General. Notwithstanding the foregoing,
                        -----------------------
if the Company shall promptly (but in no event later than five business days) upon receipt of a request for registration pursuant to Section 2(a) furnish to the Initiating Holders a certificate signed by the Secretary of the Company stating that, in the good faith judgment of the Board of Directors of the Company (acting through its Independent Directors (as defined in the Purchase Agreements) as set forth in a duly adopted written resolution, it would materially interfere with a business or financial transaction of substantial importance to the Company (other than an underwritten public offering of its securities) for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred thirty-five (135) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period and in no event will the Company be permitted to defer such filing for more than six (6) months in the aggregate pursuant to Sections 2(a)(iii) and (iv) hereof. In the event of any deferral pursuant to this Section, the Initiating Holder may, at its option, promptly upon receipt of notice of such deferral provide notice to the Company of its intention to withdraw its demand for a registration pursuant to Section 2(a); provided, however, that upon such withdrawal the Initiation Holder's withdrawn demand for registration shall not be deemed to have been a demand for purposes of Section 2(a)(i)(y) of this Agreement.

                 (iv)   Right to Defer; Company Offering. Notwithstanding the
                        --------------------------------
foregoing, if the Company receives a request for registration under Section 2(a) of this Agreement, then it may postpone such request for registration for ninety
(90) days in order to file a registration statement for a primary offering of Common Stock; provided that, in such event, the Holders may elect by delivering
              --------
written notice to the Company within ten (10) days of receipt of notice of such deferral to either (A) postpone such request for registration, in which event the number of registrations that such holders may exercise under Section 2(a)(i) hereof shall remain unaffected, (B) exercise the registration rights granted to them pursuant to Section 2(b) hereof, in which event the number of registrations that such holders may exercise under Section 2(a)(i) hereof shall remain unaffected, or (C) exercise a request for registration under Section 2(a) hereof in which event such holders shall, notwithstanding the provisions of Section 2(b)(ii) hereof, be treated pari passu with the Company in all respects
                            ---- -----
           (b)  Company Registration.
                --------------------

           (i) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to employee benefit plans or employee stock plans or similar employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or similar transaction, including any registration on Form S-4 or S-8 or any successor form to such form, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws), such notice to provide, in the case of an underwritten offering for the account of holders of Flemings Shares, an opportunity for the Holders to jointly exercise their rights with the holders of Flemings Shares to a request for registration pursuant to Section 2(a)(i) hereof; and

                (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (A) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities.

         (ii)  Underwriting. If the registration of which the Company gives
               ------------
     notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the

     Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this
     Section 2(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by the Initiating Holders and by each Other Stockholder ("Demanding Holders") shall be excluded from such registration and underwriting as follows: first, securities held by each Other Stockholder (other than Flemings Shares and Encore Shares) to the minimum extent required (which may be up to 100% of such securities) by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by such Other Stockholder); and, second, to the extent that the Company is advised that additional shares must also be excluded from such registration, securities held by the holders of Flemings Shares, Encore Shares and the Initiating Holders shall be excluded from such registration to the minimum extent so required (which may be up to 100% of such securities) by such limitation, such exclusion to be effected on a pro rata basis (based on the number of shares requested for inclusion in such registration by the Initiating Holders and the holders of the Flemings Shares and the holders of the Encore Shares), provided that if
                                                            --------
     such registration is a request by the holders of Flemings Shares pursuant to Section 2(a)(i) of the Flemings Registration Rights Agreement, then, unless the Initiating Holders have elected to join in such request for registration by notice to the Company and the holders of the Flemings Shares within ten (10) days of the notice referred to in Section 2(b)(i)(A) hereof, such exclusion referred to in "second" above shall apply only to the Initiating Holders and the holders of the Encore Shares and not to the holders of Flemings Shares. If any of the Demanding Holders disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

           (c)   Expenses of Registration. All Registration Expenses incurred in
                 ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

           (d)    Registration Procedures. In the case of each registration
                  -----------------------
effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

           (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable commercial efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs;

           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and furnish such copies thereof to the Holders and any underwriters as they may reasonably request;

           (iii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder;

           (iv) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, whereupon, each Holder shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the Commission, and furnish without charge to the appropriate Holders and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and in such quantities thereof as the Holders and any underwriters may reasonably request, after which time the Holders may continue to use such supplemented or amended registration statement and prospectus as provided herein; and

           (v) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in such registration.

           (e)    Indemnification.
                  ---------------

           (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred (by one law firm retained by them and appropriate local counsel) in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders (including their respective officers, directors, partners and controlling persons) or underwriters (including their controlling persons) and stated to be specifically for use therein.

           (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

           (iii) Each party entitled to indemnification under this Section 2(e) (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party receives notice (whether oral or written) of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party shall have been advised by counsel in a written opinion that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(e) unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

           (iv) If the indemnification provided for in this Section 2(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact, relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

           (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

           (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter or Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

           (vii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(e) were determined by pro rata allocation or by other method of allocation which does not take into account the equitable considerations referred to in Section 2(e)(iv) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

           (f)    Information by the Holders. Each of the Holders holding
                  --------------------------
securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

           (g)    Rule 144 Reporting.
                  ------------------
          With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

           (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

           (ii) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

             (h)  "Market Stand-Off" Agreement. Each Holder hereby agrees that
                  ----------------------------
     following the effective date of any registration effected pursuant to Sections 2(a) and (b) (provided the Holders are given written notice of the offering and the right to participate therein as provided for in this Agreement), each Holder shall not, for such reasonable period of time as the managing underwriters shall require (but in no event longer than 135 days), unless otherwise agreed to by the managing underwriter(s), directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Registrable Securities included in such registration (the "Lock-Up Shares"). In addition, each Holder agrees to acknowledge the undertaking provided for in this Section 2(h) by entering into customary written "lock-up" agreements with respect to the Lock-Up Shares with the managing underwriter(s) of the relevant underwriting.

           (i) Other Registration Rights.  Except as provided in this Agreement
               -------------------------
or the Flemings Registration Rights Agreement, or as otherwise consented to in writing by the Holders, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities ("Other Securities"), other than (i) piggyback registration rights entitling the
  ----------------
holder thereof to participate in registrations initiated by the Company or by a Demanding Holder with holders of Registrable Securities; provided, however, that
                                                         --------  -------
the Registrable Securities shall have priority over Other Securities in any such registration other than the Encore Shares; (ii) registration rights granted in connection with the Company's acquisition of a complementary business through a pooling of interests transaction; provided, however, that (x) the Company is
                                  --------  -------
required to grant such rights in order to account for any such acquisition as a pooling of interests transaction, (y) such rights or the agreement or instrument granting such rights will not restrict or otherwise adversely affect the ability of the Company to perform its obligations under this Agreement and
(z) the Company shall use its reasonable best efforts to obtain agreements from any holder or holders who receive such rights to the effect that such holders will enter into lock-up agreements if requested to do so by any underwriter in any registration effected pursuant to Section 2(a) (except that the Company shall not be obligated to take such action if it would prevent the subject acquisition from being accounted for as a pooling of interests) and (iii) registration rights granted in connection with the Company's acquisition of a complementary business through a purchase transaction (which could be in the form of demand registration rights or the Company's agreement to file a registration statement for securities delivered as consideration in such purchase transaction (a "Purchase Registration")); provided, however, that (x)
                                                   --------  -------
such rights or the agreement or instrument granting such rights will not restrict or otherwise adversely affect the ability of the Company to perform its obligations under this Agreement and (y) the holders of the Registrable Securities shall have the right to piggyback on any Purchase Registration and the priority of securities to be included in any such registration shall be governed by Section 2(b) hereof. In the case of clause
(iii) above, the holders of the Registrable Securities shall be entitled to the notice provided for in Section 2(a)(i)(a) hereof.

             3.  MISCELLANEOUS
                 -------------

                   (a)  Directly or Indirectly. Where any provision in this
                        ----------------------
Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                   (b)  Governing Law. This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

                   (c)  Section Headings. The headings of the sections and
                        ----------------
subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

                   (d)  Notices.
                        -------

                   (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

                        (A) if to the Company, to Four Media Company, 625 Arizona Avenue, Santa Monica, CA 90401,

          Attention: William E. Niles, Esq. (facsimile: (310) 587-1277, or at such other address as it may have furnished in writing to the Investor;

                        (B) if to the Investor, at the address or facsimile number listed on Schedule I hereto, or at such other address or facsimile number as may have been furnished the Company in writing.

                (iii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                (e)     Reproduction of Documents. This Agreement and all
                        -------------------------
documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investor may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                (f)     Successors and Assigns. This Agreement shall inure to
                        ----------------------
the benefit of and be binding upon the successors and assigns of each of the parties.

                (g)     Entire Agreement; Amendment and Waiver. This Agreement
                        --------------------------------------
constitutes the entire understanding of the parties hereto with respect to the subject matter described herein and supersedes all prior understanding among such parties with respect thereto. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investor.

                (h)     Severability. In the event that any part or parts of
                        ------------
this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

                (i)     Counterparts. This Agreement may be executed in one or
                        ------------
more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                              FOUR MEDIA COMPANY

                                   /s/ Robert T. Walston
                              By:__________________________________
                              Name:  Robert T. Walston
                              Title: Chief Executive Officer


                              INVESTORS:

                              WARBURG, PINCUS EQUITY PARTNERS, L.P.

                              BY: WARBURG, PINCUS & CO.,
                                  GENERAL PARTNER

                                   /s/ David E. Libowitz
                              BY:__________________________________
                              NAME:  David E. Libowitz
                              TITLE: Managing Director

                              WARBURG, PINCUS NETHERLANDS EQUITY
                              PARTNERS I, C.V.

                              BY: WARBURG, PINCUS & CO.,
                                  GENERAL PARTNER

                                   /s/ David E. Libowitz
                              BY: ________________________________
                              NAME:  David E. Libowitz
                              TITLE: Managing Director

                              WARBURG, PINCUS NETHERLANDS EQUITY
                              PARTNERS II, C.V.

                              BY: WARBURG, PINCUS & CO.,
                                  GENERAL PARTNER

                                   /s/ David E. Libowitz
                              BY: ________________________________
                              NAME: David E. Libowitz
                              TITLE: Managing Director

                             WARBURG, PINCUS NETHERLANDS EQUITY
                             PARTNERS III, C.V.

                              BY: WARBURG, PINCUS & CO.,
                                  GENERAL PARTNER

                                   /s/ David E. Libowitz
                              BY: _________________________________
                              NAME:  David E. Libowitz
                              TITLE: Managing Director

                                  SCHEDULE I


NAME AND ADDRESS
OF INVESTOR:
------------

WARBURG, PINCUS EQUITY PARTNERS, L.P.

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.


466 LEXINGTON AVENUE
NEW YORK, NY  10017
ATTENTION: DAVID E. LIBOWITZ
FACSIMILE: (212) 878-9351